January 2007

Exhibit 99.3

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	AVP/Investor Relations
(513) 534-0983	(513) 534-8424

Yearly Data

	Years Ended December 31,
	2006	2005	2004	2003	2002
Ratios (percent)
Return on average assets	1.13	1.50	1.61	1.90	2.04
Return on average equity	12.1	16.6	17.2	19.0	18.4
Average equity as a percent of average assets	9.32	9.06	9.34	10.01	11.08
Net interest margin (c)	3.06	3.23	3.48	3.62	3.96
Efficiency (c)	60.5	53.2	53.9	47.0	47.5
Net losses charged off as a percent of average loans and leases	0.44	0.45	0.45	0.63	0.43
Allowance for loan and lease losses as a percent of loans and leases (a)	1.04	1.06	1.19	1.33	1.49
Allowance for credit losses as a percent of loans and leases (a)	1.14	1.16	1.31	1.47	1.49
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.61	0.52	0.51	0.61	0.59
Allowance for loan and lease losses as a percent of nonperforming assets (a)	169.62	206.03	235.32	218.85	250.62
Allowance for credit losses as a percent of nonperforming assets (a)	186.33	225.33	259.05	242.01	250.62

Common Share Data
Earnings per share	$2.14	$2.79	$2.72	$2.91	$2.64
Earnings per diluted share	2.13	2.77	2.68	2.87	2.59
Cash dividends per common share	1.59	1.46	1.31	1.13	0.98
Book value per share	18.02	17.00	16.00	15.29	14.98
Common shares outstanding, excluding treasury	556,252,674	555,623,430	557,648,989	566,685,301	574,355,247
Market price per share:
High	$41.57	$48.12	$60.00	$62.15	$69.70
Low	35.86	35.04	45.32	47.05	55.26
Close	40.93	37.72	47.30	59.10	58.55
Price/earnings ratio (b)	19.13	13.57	17.65	20.59	22.61

Supplemental Data
Common dividends declared ($ in millions)	$880	$810	$735	$645	$568
Full-time equivalent employees	21,362	21,681	19,659	18,899	19,119
Banking centers	1,150	1,119	1,011	952	930

(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.
(c)	Presented on a fully taxable equivalent basis (“FTE”).

Yearly Data

	Years Ended December 31,
	2006	2005	2004	2003	2002
Income Statement ($ in millions)
Interest income (FTE)	$5,981	$5,026	$4,150	$4,030	$4,168
Interest expense	3,082	2,030	1,102	1,086	1,430

Net interest income (FTE)	2,899	2,996	3,048	2,944	2,738
Provision for loan and lease losses	343	330	268	399	246
Noninterest income:
Electronic payment processing revenue	857	748	631	593	528
Service charges on deposits	517	522	515	485	431
Mortgage banking net revenue	155	174	178	302	188
Investment advisory revenue	367	358	363	335	325
Corporate banking revenue	318	299	228	241	195
Other noninterest income	300	360	587	443	369
Securities gains (losses), net	(364)	39	(37)	81	114
Securities gains, net - non-qualifying hedges on mortgage servicing rights	3	—	—	3	33

Total noninterest income	2,153	2,500	2,465	2,483	2,183
Noninterest expense:
Salaries, incentives and benefits expense	1,466	1,416	1,279	1,271	1,230
Equipment expense	122	105	84	82	79
Net occupancy expense	245	221	185	159	142
Deposit insurance expense	9	8	15	17	10
Operating lease expense	18	40	114	94	—
Other noninterest expense	1,196	1,137	1,295	928	876

Total noninterest expense	3,056	2,927	2,972	2,551	2,337

Income from continuing operations before income taxes, minority interest and cumulative effect (FTE)	1,653	2,239	2,273	2,477	2,338
Taxable equivalent adjustment	26	31	36	39	39

Income from continuing operations before income taxes, minority interest and cumulative effect	1,627	2,208	2,237	2,438	2,299
Applicable income taxes	443	659	712	786	734

Income from continuing operations before minority interest and cumulative effect	1,184	1,549	1,525	1,652	1,565
Minority interest, net of tax	—	—	—	(20)	(38)

Income from continuing operations before cumulative effect	1,184	1,549	1,525	1,632	1,527
Income from discontinued operations, net of tax (a)	—	—	—	44	4

Income before cumulative effect	1,184	1,549	1,525	1,676	1,531
Cumulative effect of change in accounting principle, net of tax	4	—	—	(11)	—

Net income	$1,188	$1,549	$1,525	$1,665	$1,531

Net income available to common shareholders (b)	$1,188	$1,548	$1,524	$1,664	$1,530

Regulatory Capital Data ($ in millions) (c)
Tier I capital	$8,622	$8,209	$8,522	$8,168	$7,656
Tier II capital	2,760	2,031	1,654	1,824	1,188

Total risk-based capital	$11,382	$10,240	$10,176	$9,992	$8,844

Total risk-weighted assets	$103,124	$98,293	$82,633	$74,477	$65,444

Tier I capital ratio	8.36%	8.35%	10.31%	10.97%	11.70%
Total risk-based capital ratio	11.04%	10.42%	12.31%	13.42%	13.51%
Tier I leverage ratio	8.44%	8.08%	8.89%	9.11%	9.73%

(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.
(b)	Dividends on preferred stock are $.740 million for all years presented.
(c)	2006 regulatory capital data and ratios are estimated.

Yearly Data

	As of December 31,
	2006	2005	2004	2003	2002
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,737	$3,078	$2,561	$2,359	$1,891
Available-for-sale securities	11,053	21,924	24,687	28,999	25,464
Held-to-maturity securities	356	389	255	135	52
Trading securities	187	117	77	55	18
Other short-term investments	809	158	532	268	294

Total cash and securities	15,142	25,666	28,112	31,816	27,719
Loans held for sale	1,150	1,304	559	1,881	3,358
Portfolio loans and leases	74,353	69,925	59,808	52,308	45,928

Total loans and leases	75,503	71,229	60,367	54,189	49,286
Allowance for loan and lease losses	(771)	(744)	(713)	(697)	(683)
Operating lease equipment	202	143	304	767	—
Goodwill	2,193	2,169	979	738	740
Intangible assets	166	208	150	195	236
Servicing rights	524	441	352	299	263
Other real estate owned	88	54	63	55	27
Other assets	7,622	6,059	4,842	3,892	3,344

Total assets	$100,669	$105,225	$94,456	$91,254	$80,932

Liabilities
Deposits:
Demand	$14,331	$14,609	$13,486	$12,142	$10,095
Interest checking	15,993	18,282	19,481	19,757	17,878
Savings	13,181	11,276	8,310	7,375	10,056
Money market	6,584	6,129	4,321	3,201	1,044
Other time	10,987	9,313	6,837	6,201	7,638
Certificates - $100,000 and over	6,628	4,343	2,121	1,856	1,723
Foreign office	1,676	3,482	3,670	6,563	3,774

Total deposits	69,380	67,434	58,226	57,095	52,208
Federal funds purchased	1,421	5,323	4,714	6,928	4,748
Short-term bank notes	—	—	775	500	—
Other short-term borrowings	2,796	4,246	4,537	5,742	4,075
Other liabilities	4,492	3,549	3,297	3,259	2,657
Long-term debt	12,558	15,227	13,983	9,063	8,179

Total liabilities	90,647	95,779	85,532	82,587	71,867

Minority interest	—	—	—	—	461

Shareholders’ Equity
Common and preferred equity	11,433	11,138	10,507	9,749	8,779
Additional minimum pension liability	(59)	(5)	(64)	(63)	(52)
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(120)	(408)	(105)	(57)	421
Treasury stock, at cost	(1,232)	(1,279)	(1,414)	(962)	(544)

Total shareholders’ equity	$10,022	$9,446	$8,924	$8,667	$8,604

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	556,252,674	555,623,430	557,648,989	566,685,301	574,355,247
Treasury shares held	27,174,430	27,803,674	25,802,702	16,766,390	9,071,857

Yearly Data

	Years Ended December 31,
	2006	2005	2004	2003	2002
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$73,493	$67,737	$57,042	$52,414	$45,539
Taxable securities	20,306	24,017	29,365	27,584	22,145
Tax exempt securities	604	789	917	1,056	1,101
Other short-term investments	378	193	315	307	339

Total interest-earning assets	94,781	92,736	87,639	81,361	69,124
Cash and due from banks	2,495	2,758	2,216	1,600	1,551
Other assets	8,713	8,102	5,763	5,250	5,007
Allowance for loan and lease losses	(751)	(720)	(722)	(730)	(645)

Total assets	$105,238	$102,876	$94,896	$87,481	$75,037

Liabilities
Interest-bearing liabilities:
Interest checking	$16,650	$18,884	$19,434	$18,679	$16,239
Savings	12,189	10,007	7,941	8,020	9,465
Money market	6,366	5,170	3,473	3,189	1,162
Other time	10,500	8,491	6,208	6,426	8,855
Certificates - $100,000 and over	5,795	4,001	2,403	3,832	2,237
Foreign office	3,711	3,967	4,449	3,862	2,018
Short-term borrowings	8,670	9,511	13,539	12,373	7,191
Long-term debt	14,247	16,384	13,323	8,747	7,640

Total interest-bearing liabilities	78,128	76,415	70,770	65,128	54,807
Demand deposits	13,741	13,868	12,327	10,482	8,953
Other liabilities	3,558	3,276	2,939	2,883	2,520

Total liabilities	95,427	93,559	86,036	78,493	66,280
Minority interest	—	—	—	234	440
Shareholders’ equity	9,811	9,317	8,860	8,754	8,317

Total liabilities & shareholders’ equity	$105,238	$102,876	$94,896	$87,481	$75,037

Average loans and leases (excluding held for sale)	$72,447	$66,685	$55,951	$49,700	$43,529

Average common shares outstanding:
Basic	554,983,021	554,410,581	561,258,539	571,590,128	580,326,693
Diluted	557,493,607	558,442,819	568,234,313	580,003,074	592,020,246

Yearly Data

	Years Ended December 31,
	2006	2005	2004	2003	2002
Asset Quality ($ in millions)
Nonaccrual loans and leases	$352	$294	$228	$242	$247
Renegotiated loans and leases	—	—	1	8	—
Other assets, including other real estate owned	103	67	74	69	26

Total nonperforming assets	455	361	303	319	273
Ninety days past due loans and leases	210	155	142	145	162

Total underperforming assets	$665	$516	$445	$464	$435

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,725	$19,299	$16,058	$14,226	$12,786
Commercial mortgage	10,405	9,188	7,636	6,894	5,885
Commercial construction	6,168	6,342	4,348	3,301	3,009
Commercial leases	3,841	3,698	3,426	3,264	3,019

Subtotal - commercial	41,139	38,527	31,468	27,685	24,699
Consumer:
Consumer mortgage	9,226	8,296	7,533	5,530	6,804
Consumer construction	679	695	378	335	319
Credit card	1,110	866	843	762	537
Home equity	12,365	12,000	10,508	8,993	8,675
Other consumer loans	9,911	9,250	7,586	8,436	5,909
Consumer leases	1,073	1,595	2,051	2,448	2,343

Subtotal - consumer	34,364	32,702	28,899	26,504	24,587

Total loans and leases	$75,503	$71,229	$60,367	$54,189	$49,286

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$54	$31	$13	$19	$14
Commercial mortgage	84	51	51	42	41
Commercial loans and leases	133	146	111	136	159
Residential mortgage and construction	38	30	24	26	18
Other consumer loans and leases	43	36	30	27	15

Total nonperforming loans	$352	$294	$229	$250	$247

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(408)	$(373)	$(321)	$(380)	$(273)
Recoveries	92	74	69	68	86

Net losses charged off	$(316)	$(299)	$(252)	$(312)	$(187)